UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2018

HOUGHTON MIFFLIN HARCOURT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36166	27-1566372
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

125 High Street Boston, MA		02110
(Address of principal executive offices)		(Zip Code)

(617) 351-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Divestiture of Riverside Clinical & Standardized Testing Portfolio

On September 12, 2018, Houghton Mifflin Harcourt Publishing Company (“HMH Sub”), a wholly owned subsidiary of Houghton Mifflin Harcourt Company (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with Riverside Assessments, LLC (the “Purchaser”) under which HMH Sub agreed to sell to the Purchaser all of the assets, including intellectual property, used primarily in its Riverside clinical and standardized testing business (the “Business”), for cash consideration of approximately $140,000,000 and the Purchaser’s assumption of all liabilities relating to the Business subject to specified exceptions (collectively, the “Transaction”). For 2017, the Business contributed approximately $80,000,000 of revenue, which was reported in the Company’s Education segment.

The Agreement provides that, for periods of up to five years following the closing of the Transaction, the Company, together with its direct and indirect majority owned subsidiaries, will not engage in a business that is competitive with the Business or solicit employees of the Business. The Company is a party to the Agreement with respect to these provisions.

The Agreement provides that, except as determined otherwise by the Purchaser, the closing will occur no earlier than the tenth business day following the date of the Agreement in order to allow the Purchaser to arrange for debt financing for a portion of the purchase price for the Transaction. However, affiliates of the Purchaser have agreed to fund the entire purchase price if necessary, and the closing of the Transaction is not conditioned upon the receipt of any such financing. The Transaction is subject to customary closing conditions, including the expiration of specified antitrust waiting periods. The Company expects the transaction to close early in the fourth quarter of 2018.

HMH Sub and the Purchaser may terminate the Agreement by mutual consent, or either party may terminate the Agreement if any of the conditions to closing become incapable of fulfillment, for breach, or if the Transaction has not been consummated by January 2, 2019.

The Agreement contains customary representations and warranties made by HMH Sub and the Purchaser. HMH Sub and the Purchaser have also agreed to comply with covenants during the interim period between the date of the Agreement and the date of the closing of the Transaction. In addition, the Agreement provides that the parties will indemnify each other for breaches of these representations, warranties and covenants, subject to certain limitations, and for certain other matters.

The Agreement has been attached as Exhibit 2.1 to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about HMH Sub, the Company or the Purchaser or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of HMH Sub, the Company or the Purchaser or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters and (iii) they may be modified in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in HMH Sub’s, the Company’s or the Purchaser’s public disclosures.

Item 7.01	Regulation FD Disclosure

On September 12, 2018, the Company issued a press release announcing the signing of the Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 to this report.

In connection with this announcement, the Company will be holding a conference call at 5:00 p.m. ET on Wednesday, September 12, 2018, to discuss the Transaction with investors. The call will be webcast live at ir.hmhco.com. The following information is provided for investors who would like to participate:

Toll Free: (844) 835-6565

International: (484) 653-6719

Passcode: 4780479

Moderator: Brian Shipman, Senior Vice President, Investor Relations

Webcast Link: https://edge.media-server.com/m6/p/x6q6hpia

An archived webcast with the accompanying slides will be available at ir.hmhco.com for one year for those unable to participate in the live event. An audio replay of this conference call will also be available until September 21, 2018 via the following telephone numbers: (855) 859-2056 in the United States and (404) 537-3406 internationally using passcode 4780479.

A copy of the presentation materials that management will refer to on the call is furnished herewith as Exhibit 99.2 to this report. A copy of the planned remarks that management will make on the call is furnished herewith as Exhibit 99.3 to this report.

The information in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section. Furthermore, the information in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1†	Asset Purchase Agreement, by and among Houghton Mifflin Harcourt Publishing Company, Houghton Mifflin Harcourt Company (solely for purposes of Section 8.2 and 8.3) and Riverside Assessment, LLC, dated as of September 12, 2018.

99.1	Press Release dated September 12, 2018.

99.2	Presentation Materials for September 12, 2018 call.

99.3	Planned Remarks for September 12, 2018 call.

†

Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules or similar attachments upon request by the SEC.

Cautionary Note Concerning Factors That May Affect Future Results

This Current Report on Form 8-K contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this report that are not statements of historical fact, including statements related to the expected timetable for closing the Transaction, including the satisfaction or waiver of closing conditions, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “estimates,” “projects,” “anticipates,” “expects,” “could,” “intends,” “may,” “will,” “should,” “forecast,” “intend,” “plan,” “potential,” “project,” “target” or, in each case, their negative, or other variations or comparable terminology. Forward-looking statements include all statements that are not statements of historical facts. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, any delays in receiving required regulatory approvals, the Company’s ability to retain and hire key personnel, the risk that disruption resulting from the Transaction may adversely affect the Company’s businesses and business relationships, including with employees and suppliers, or delays in satisfying other closing conditions and disruptions in the global credit and financial markets that could have a negative impact on the completion of the Transaction. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part II, Item 1A - Risk Factors of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 and Part I, Item 1A - Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

These forward-looking statements speak only as of the date of this report, and the Company does not assume any obligation to update or revise any forward-looking statement made in this report or that may from time to time be made by or on behalf of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUGHTON MIFFLIN HARCOURT COMPANY

By:	/s/ Joseph P. Abbott, Jr.
Name:	Joseph P. Abbott, Jr.
Title:	Executive Vice President and Chief Financial Officer

Dated: September 12, 2018

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